SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                     FORM 8K

                                  -------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 2000
                                                          -------------


                         COMMUNITY BANCORP OF NEW JERSEY
                         -------------------------------
                 (Name of Small Business Issuer in Its Charter)


            NEW JERSEY                                      22-3495574
   ------------------------------             ---------------------------------
  (State or Other Jurisdiction of            (I.R.S. Employee Identification No.
   Incorporation or Organization)


 3535 Highway 9 North, Freehold, New Jersey                        07728
 ------------------------------------------                      --------
 (Address of Principal Executive Offices)                       (Zip Code)


                                 (732) 863-9000
                                 --------------
                           (Issuer's Telephone Number)

Item 5.  Other Events
         ------------

         On July 19, 2000, the Registrant issued a press release announcing 2nd quarter 2000 results.



Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.   Description
         -----------   -----------
         99(a)         Press release issued July 19, 2000 announcing 2nd quarter
                       2000 results.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          COMMUNITY BANCORP OF NEW JERSEY
                                          -------------------------------
                                                   (Registrant)




Dated: July 26, 2000                      By: /s/ Robert D. O'Donnell
                                              -----------------------
                                              ROBERT D. O'DONNELL
                                              President and CEO

                                  EXHIBIT INDEX



                           CURRENT REPORT ON FORM 8-K



Exhibit No.       Description
----------        -----------
99(a)             Press release announcing 2nd quarter
                  2000 results